Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Amendment No. 1 to the quarterly report of Genesis Growth Tech Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eyal Perez, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2022	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)